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                       AMENDMENT TO TERM LOAN AGREEMENT

     This First Amendment to Term Loan Agreement (the "Amendment") is made and entered as of December 29, 1995, by and between SANWA BANK CALIFORNIA (the "Bank") and INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Term Loan Agreement dated as of February 28, 1995, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1. CHANGE IN TERM LOAN. The first paragraph of Section 2.01 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               "2.01 TERM LOAN. The Bank agrees to lend to the Borrower in up to 5 drawings in the minimum amount of $1,000,000, upon the Borrower's request made prior to March 31, 1996, (the "Drawdown Period") up to the maximum amount of $25,000,000 (the "Term Loan")".

          2. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   INTERNATIONAL RECTIFIER CORPORATION

By:        /s/ David Carr               By:       /s/ Michael P. McGee
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       DAVID CARR, VICE PRESIDENT          Michael P. McGee/Vice President - CFO
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               (Name/Title)                          (Name/Title)


                                        By:
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                                                       (Name/Title)